EXHIBIT 10.1
                                                                    ------------

                          REGISTRATION RIGHTS AGREEMENT


THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of February 1, 2007, is by and among Semotus Solutions, Inc., a Nevada corporation ("Company") and MIRO KNEZEVIC AND GAIL L. KNEZEVIC, CO-TRUSTEES, KNEZEVIC FAMILY TRUST DATED JUNE 30, 1992 ("Knezevic').

                                    RECITALS

     WHEREAS, pursuant to an Investment Agreement and Convertible Promissory Note, dated as of February 1, 2007, among the Company and Knezevic, the Company may issue a certain number of shares of common stock of the Company (the "Company Shares") to Knezevic; and

     WHEREAS, to induce Knezevic to execute and deliver the Investment Agreement and Convertible Promissory Note, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Company and Knezevic agree as follows:

     1. Definitions

          (a) As used in this Agreement, the following terms shall have the following meanings:

               (i) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

               (ii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "Commission").

               (iii) "Registrable Securities" means the Conversion Shares issued or issuable to Knezevic pursuant to the Convertible Promissory Note, but in any event no less than the maximum number of shares that can be issued under such Convertible Promissory Note (i.e. 3,557,060 shares of Common Stock) and any shares issued in respect of such shares and any other shares of Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares.

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               (iv) "Registration Statement" means a registration statement of the Company under the Securities Act that includes all of the Registrable Securities.

               (v) "Securities Act" means the United States Securities Act of 1933, as amended.

     Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Convertible Promissory Note.

     2. REGISTRATION.

          (a) MANDATORY REGISTRATION.

               (i) Unless the Registration Statement as provided for in paragraph 2(b) herein and which includes all of the Registrable Securities is filed and not withdrawn by July 1, 2007, the Company shall file on or before July 1, 2007 with the Commission a Registration Statement on Form S-3 (or any successor form thereto) covering the registration for resales of the Registrable Securities. (ii) The Company shall use its best efforts to file the required Registration Statement as soon as possible and to cause the Registration Statement to become effective as soon as possible thereafter. The Company shall use best efforts to keep the Registration Statement (whether filed under paragraph 2(a) herein or under paragraph 2(b) herein or otherwise under this Agreement) effective pursuant to Rule 415 at all times until such date as is the earlier of (the "REGISTRATION PERIOD") (A) the date on which all of the Registrable Securities have been sold and (B) the date on which the Registrable Securities (in the reasonable opinion of counsel to Knezevic) may be immediately sold without restriction (including without limitation as to volume) without registration under the Securities Act.

          (b) PIGGYBACK REGISTRATION. If (but without any obligation to do so) the Company proposes to register any of its common shares on a registration statement (other than a registration relating solely to the sale of securities to participants in a Company stock option plan), Company shall, at such time, promptly give the Holder written notice of such registration. Upon the written request of the Holder given within ten (10) days after mailing of such notice by Company, Company shall use all best efforts to cause to be registered under the Act all of the Registrable Securities that the Holder has requested to be registered. Company shall have the right to terminate or withdraw any registration initiated by it under this Section prior to the effectiveness of such registration. The expenses of such withdrawn registration shall be borne by Company.

          (c) ELIGIBILITY FOR FORM S-3. The Company represents and warrants that it meets all of the requirements for the use of Form S-3 for the Registration of the sale by Knezevic and any transferee who purchases the Registrable Securities, and the Company shall use best efforts to file all reports required to be filed by the Company with the Commission in a timely manner, and shall take such other actions as may be necessary to maintain such eligibility for the use of Form S-3. or any successor form.

     3. OBLIGATIONS OF THE COMPANY. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

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          (a) Prepare and file with the Commission the registration statements required by Section 2 of this Agreement and such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectuses used in connection with the Registration Statement, each in such form as to which Knezevic and his counsel shall not have objected, as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

          (b) Notify Knezevic, if the Registrable Securities of Knezevic are included in the Registration Statement, and his legal counsel identified to the Company, promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, of the availability on the Internet, including the URL, the Registration Statement, each preliminary prospectus, each final prospectus, and all amendments and supplements thereto and such other documents, as Knezevic may reasonably request in order to facilitate the disposition of his Registrable Securities;

          (c) Furnish to Knezevic and his counsel copies of any correspondence between the Company and the Commission with respect to any registration statement or amendment or supplement thereto filed pursuant to this Agreement;

          (d) Use all reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as Knezevic may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions, provided that in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a general consent to the service of process in any jurisdiction;

          (e) As promptly as practicable after becoming aware of such event, notify Knezevic of the occurrence of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to use its best efforts to promptly prepare a supplement or amendment to the Registration Statement or other appropriate filing with the Commission to correct such untrue statement of omission, and to deliver a number of copies of such supplement or amendment to Knezevic as Knezevic may reasonably request;

          (f) As promptly as practicable after becoming aware of such event, notify Knezevic or his transferee who holds Registrable Securities being sold (or, in the event of an

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underwritten offering, the managing underwriters) of the issuance by the
Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time, and to use its best efforts to promptly obtain the withdrawal of such stop order or other suspension of effectiveness;

          (g) If the offering is underwritten, and the underwriter so requests, to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to Knezevic in connection with such underwriting, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein) and (ii) a letter dated such date from the Company's independent public accountants addressed to the underwriters and to such Purchaser, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters may reasonably request; and

               (i) Cooperate with Knezevic to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and to enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as Knezevic may reasonably request, and registered in such names as Knezevic may request; and, within three business days after a Registration Statement which includes Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to Knezevic) an appropriate instruction and opinion of such counsel.

     4. OBLIGATIONS OF KNEZEVIC. In connection with the registration of the Registrable Securities, Knezevic shall have the following obligations:

          (a) Knezevic shall furnish to the Company such information regarding himself, the Registrable Securities held by him, and the intended method of disposition of the Registrable Securities held by him, as shall be reasonably required to effect the registration of such Registrable Securities, and Knezevic shall execute such documents in connection with such registration as the Company may reasonably request. At least ten days prior to the first anticipated filing date of the Registration Statement, the Company shall notify Knezevic of the information the Company requires from Knezevic if Knezevic elects to have any of his Registrable Securities included in the Registration Statement.

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          (b) Upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f) above, Knezevic will immediately discontinue disposition of his Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) shall be furnished to him.

     5. EXPENSES OF REGISTRATION. All expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 3, including, without limitation, all registration, listing, and qualification fees, printing and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

     6. INDEMNIFICATION. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless Knezevic and his transferees and controlling persons of his transferees and their respective successors and assigns (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission to state therein any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state or foreign securities law or any rule or regulation under the Securities Act, the Exchange Act or any state or foreign securities law (the matters in foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall, subject to the provisions of Section 6(b) below, reimburse the Indemnified Person, promptly as such expenses are incurred and are due and payable, for any legal and other costs, expenses and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise, including without limitation, the costs, expenses and disbursements, as and when incurred, of investigating, preparing or defending any such action, suit, proceeding or investigation (whether or not in connection with litigation in which the Indemnified Person is a party), incurred by him in connection with the investigation or defense of any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to any Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, inure to

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the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent that such Claim is based upon a failure of the Indemnified Person to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by Knezevic pursuant to Section 9. Each Indemnified Person will indemnify the Company and its officers and directors against any Claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of the Indemnified Person, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions are applicable to the Indemnification provided by the Company pursuant to this Section 6 (for the purposes of such indemnification, the Company and its officers and directors shall each be considered an "Indemnified Person").

          (b) Promptly after receipt by an Indemnified Person under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly notified, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person, provided, however, that an Indemnified Person shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Indemnified Person, and such legal counsel shall be selected by the Indemnified Person. The failure to deliver written notice to an indemnifying party within a reasonable time after the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

          (c) No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Person, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of an unconditional and irrevocable release from all liability in respect of such claim or litigation.

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          (d) Notwithstanding the foregoing, to the extent that any provisions relating to indemnification or contribution contained in the underwriting agreements entered into among the Company, the underwriters and the Indemnified Person in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in such underwriting agreements shall be controlling as to the Registrable Securities included in the public offering; provided, however, that if, as a result of this Section 6(d), the Indemnified Person is or are held liable with respect to any Claim for which they would be entitled to indemnification hereunder but for this Section 6(d) in an amount which exceeds the aggregate proceeds received by them from the sale of Registrable Securities included in a registration pursuant to such underwriting agreement (the "Excess Liability"), the Company shall reimburse them for such Excess Liability.

     7. CONTRIBUTION. To the extent any indemnification by an indemnifying party is prohibited or limited under applicable law, the indemnifying party agrees to contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Person on the other hand in connection with the statements or omissions which resulted in such Claim, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the Indemnified Person shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact on which such Claim is based relates to information supplied by the indemnifying party or by the Indemnified Person, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the forgoing, (a) no contribution shall be made under circumstances where the payor would not have been liable for indemnification under the fault standards set forth in Section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net proceeds received by such seller from the sale of such Registrable Securities. The Company and Knezevic agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if Knezevic and any other party were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this Section.

     8. REPORTS UNDER EXCHANGE ACT.

          (a) With a view to making available to Knezevic the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit Knezevic to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

               (i) make and keep public information available, as those terms are understood and defined in Rule 144;

               (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

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               (iii) furnish to Knezevic, so long as Purchaser owns Registrable
Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or periodic report of the Company and such other reports and documents so filed by the Company and (iii) such other information and take such actions as may be reasonably requested to permit Knezevic to sell such securities pursuant to Rule 144 without registration.

          (b) Notwithstanding the forgoing, the Company will not be deemed to have breached this Agreement pursuant to paragraph (a) above at any time at which Knezevic may effect resales of all of the Registrable Securities pursuant to one or more Registration Statements filed pursuant to this Agreement.

Upon the reasonable request of Knezevic, , the Company will (1) deliver to such parties a written statement as to whether it has complied with such requirements and will, at its expense, immediately upon the request of any such Holder, deliver to such Holder a certificate, signed by the Company's principal financial officer, stating (a) the Company's name, address and telephone number (including area code), (b) the Company's Internal Revenue Service identification number, (c) the Company's SEC file number, (d) the number of shares of each class of capital stock outstanding as shown by the most recent report or statement published by the Company, and (e) whether the Company has filed the reports required to be filed under the Exchange Act for a period of at least ninety (90) days prior to the date of such certificate and in addition has filed the most recent annual report required to be filed thereunder and (2) remove any restrictive legends on stock certificates, list such shares on the exchanges on which such shares trade, and take such other action reasonably requested.

     9. ASSIGNMENT OF THE REGISTRATION RIGHTS. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by Knezevic to any transferee of all or any portion of the Company Shares held by Knezevic if: (a) Knezevic agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned; and (c) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained in this Agreement. In the event of any delay in filing the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

     10. AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this
Section 10 shall be binding upon each holder and the Company.

     11. MISCELLANEOUS.

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          (a) A person or entity is deemed to be a holder of Registrable
Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

          (b) Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be effective upon personal delivery, via facsimile (upon receipt of confirmation of error-free transmission) or two business days following deposit of such notice with a nationally recognized courier service, with postage prepaid and addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

COMPANY:  SEMOTUS SOLUTIONS, INC.

          718 University Ave., Suite 202
          Los Gatos, CA 95032
          ATTN:  Tali Durant. Esq.
          Facsimile:  (408) 904-7699


KNEZEVIC: Miro Knezevic, Trustee
          Knezevic Family Trust
          110 Newport Center Drive
          Suite 200
          Newport Beach, California 92660
          949) 719-1192


          With a copy to : Jack Cornman
          Cornman & Swartz19800 MacArthur Blvd., Suite 820
          Irvine, CA 92612
          Fax: 949 224 1505


          (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, except for provisions with respect to internal corporate matters of the Company which shall be governed by the corporate laws of the State of Nevada. This Agreement may be signed by facsimile and in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not

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form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such validity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. Subject to the provisions of Section 11 hereof, this Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.

          (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth, or referred to herein and in the Agreement of Merger. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

          (f) Subject to the requirements of Section 10 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

          (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed.

COMPANY

SEMOTUS SOLUTIONS, INC.


By:    /s/ Anthony N. LaPine
Name:  Anthony N. LaPine
Title: CEO




PURCHASER

Knezevic Family Trust dated June 30, 1992

/s/ Miro Knezevic, Co-Trustee
---------------------------------
Miro Knezevic, Co-Trustee


/s/ Gail L. Knezevic, Co-Trustee
---------------------------------
Gail L. Knezevic, Co-Trustee


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